UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     May 13, 2002

GENERAL MAGIC, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-25374	77-0250147

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 774-4000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On May 13, 2002, General Magic, Inc., the Registrant, issued a press release announcing that the Company received approval from The Nasdaq Stock Market to transfer its listing from the National Market to the SmallCap Market effective at the opening of business on May 13, 2002. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

Exhibit No.	Description

99.1	Press release of the Registrant, dated May 13, 2002, announcing that the Company received approval from The Nasdaq Stock Market to transfer its listing from the National Market to the SmallCap Market effective at the opening of business on May 13, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Magic, Inc.

By: /s/ Mary E. Doyle

May 14, 2002	Mary E. Doyle General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Registrant, dated May 13, 2002, announcing that the Company received approval from The Nasdaq Stock Market to transfer its listing from the National Market to the SmallCap Market effective at the opening of business on May 13, 2002.